UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2400 South 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)
 (920) 684-4410
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2014, Robert C. Stift retired as a director of The Manitowoc Company, Inc. (the “Company”) in accordance with the Company’s Corporate Governance Guidelines, which require a director to resign from the Board of Directors at the first Annual Meeting of Shareholders held after reaching age 72.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 6, 2014, the Company held its 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”). At the 2014 Annual Meeting, the Company’s shareholders voted on (i) the election of four directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (iii) an advisory proposal to approve the compensation of the Company’s named executive officers.

The nominees named below were elected as directors at the 2014 Annual Meeting by the indicated votes cast for each nominee:

Name of Nominee	For	Withheld	Broker Nonvotes
Robert G. Bohn	95,485,678	501,451	26,071,047
Donald M. Condon, Jr.	94,403,659	1,583,470	26,071,047
Keith D. Nosbusch	94,158,097	1,829,032	26,071,047
Glen E. Tellock	91,224,702	4,762,427	26,071,047

Mr. Bohn will serve a two-year term expiring at the Annual Meeting of Shareholders to be held in 2016, and Messrs. Condon, Nosbusch and Tellock will each serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2017, or until their respective successors are duly elected and qualified. The following other directors continue in office (subject to the Company’s age 72 limit): Roy V. Armes, Joan K. Chow, Cynthia M. Egnotovich, Kenneth W. Krueger and James L. Packard.

At the 2014 Annual Meeting, the appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2014, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
121,184,007	697,981	176,189	0

Finally, at the 2014 Annual Meeting, shareholders approved the advisory proposal regarding the compensation of the Company’s named executive officers by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
93,463,432	1,918,484	605,203	26,071,056

Further information concerning the matters voted upon at the 2014 Annual Meeting is contained in the Company’s Definitive Proxy Statement, dated March 21, 2014, with respect to the 2014 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 7, 2014	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

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